SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K/A


                 AMENDMENT NO. 1 TO CURRENT REPORT
                     DATED FEBRUARY 4, 2000

               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934

                        January 20, 2000
                (Date of earliest event reported)

                       KINDER MORGAN, INC.
     (Exact name of registrant as specified in its charter)




            Kansas                1-6446             48-0290000
      (State or other           (Commission        (I.R.S. Employer
      jurisdiction              File Number)       Identification No.)
      of incorporation)



                    1301 McKinney, Suite 3400
                      Houston, Texas 77010
  (Address of principal executive offices, including zip code)


                          713-844-9500
      (Registrant's telephone number, including area code)

Item 2.   Disposition of Assets.

     On December 30, 1999, Kinder Morgan, Inc., a Kansas corporation (the "Company"), entered into a Contribution Agreement among Kinder Morgan Energy Partners, L.P., a Delaware limited partnership ("KMEP"), Kinder Morgan G.P., Inc., a Delaware corporation ("KMGP"), the Company, Natural Gas Pipeline Company of America, a Delaware corporation ("NGPL"), and KN Gas Gathering, Inc., a Colorado corporation ("KNGG"). On January 20, 2000, but effective as of December 31, 1999, the contribution of assets by KMI, NGPL and KNGG to KMEP was completed.

     In exchange for the contribution to KMEP of:

     (i)  all of the Company's interest in Kinder Morgan
Interstate Gas Transmission, LLC, a Colorado single-member limited liability company,

     (ii)      all of NGPL's interest in Kinder Morgan
Trailblazer LLC, a Delaware single-member limited liability company, and

     (iii)     all of KNGG's interest in Red Cedar Gathering
Company, a Colorado general partnership,

KMEP took the following actions:

     (1) issued an aggregate of 9,810,000 common units representing limited partnership units of KMEP to the Company, NGPL and KNGG,

     (2) made a payment in the amount of $200,000,000 in cash to the Company, and

     (3) has the obligation to pay the Company $130,000,000 within 90 days of the completion of the contribution of assets.

     The general partner of KMEP, KMGP, is responsible for the operation and day-to-day management of KMEP and is an indirect, wholly-owned subsidiary of the Company. Certain of the directors and officers of the Company are also directors and officers of KMGP.

Item 5.   Other Events.

     On January 20, 2000, the Company issued a press release announcing, among other things, the completion of the transaction referenced in Item 2 above. A portion of this press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and
  Exhibits.


      a)   Financial Statements.  Not applicable.

      b)   Pro Forma Financial Information.

        The pro forma financial statements of the Company, giving effect to the transaction referenced in item 2 above are included herein commencing on page PF-1.

      c)   Exhibits.

        The following materials are filed as exhibits to this Current Report on Form 8-K.

     Exhibit
     Number              Description

     2.1            Contribution Agreement, dated as of
                    December 30, 1999, by and among the Company, NGPL, KNGG, KMGP and KMEP
                    (incorporated by reference from
                    Exhibit 99.1 to the Company's
                    Current Report on Form 8-K filed
                    January 14, 2000).

    99.1 Portions of the press release of the Company issued January 20, 2000.

        Unaudited Pro Forma Combined Financial Statements


The following unaudited pro forma combined financial statements have been prepared from the historical financial statements of Kinder Morgan, Inc. ("Kinder Morgan", a Kansas corporation, formerly KN Energy, Inc.) and Kinder Morgan (Delaware), Inc. ("Kinder Morgan Delaware", formerly Kinder Morgan, Inc., a Delaware corporation) to give effect to (i) the combination of these entities by merger, (ii) discontinuance of certain lines of business by Kinder Morgan during the fourth quarter of 1999 and
(iii) the sale of certain assets by Kinder Morgan to Kinder Morgan Energy Partners ("KMEP", a publicly-traded master limited partnership, of which a subsidiary of Kinder Morgan Delaware is the general partner and holds certain limited partner interests) and application of the cash proceeds therefrom to the retirement of debt. The unaudited pro forma combined balance sheet reflects adjustments as if these transactions had occurred on September 30, 1999. The unaudited pro forma combined statements of income from continuing operations for the 12 months ended December 31, 1998 and the nine months ended September 30, 1999 reflect adjustments as if these transactions had occurred on January 1, 1998 and 1999, respectively. The pro forma adjustments reflected in the accompanying unaudited pro forma combined financial statements with respect to the combination of Kinder Morgan, Inc. and Kinder Morgan Delaware were prepared using the purchase method of accounting. These pro forma adjustments are based on preliminary estimates and certain assumptions that Kinder Morgan believes are reasonable under the circumstances. The preliminary allocation of purchase price to assets acquired and liabilities assumed reflects the assumption that these assets and liabilities, other than the investment in KMEP, are carried at historical amounts which approximate fair market value. The excess of the purchase price over Kinder Morgan Delaware's share of the underlying equity in the net assets of KMEP has been fully allocated to the Kinder Morgan Delaware investment in KMEP. This allocation reflects the estimated fair market value of the investment. The actual allocation of the consideration paid by Kinder Morgan for Kinder Morgan Delaware may differ from that reflected in the unaudited pro forma combined financial statements after a more extensive review of the fair market values of the assets acquired and liabilities assumed has been completed.

The unaudited pro forma combined financial statements do not purport to present the financial position or results of operations of Kinder Morgan had the transactions and events assumed therein occurred on the dates specified, nor are they necessarily indicative of the results of operations that may be achieved in the future. The unaudited pro forma combined statements of income do not give effect to any operating efficiencies or cost savings that may be realized as a result of the combination of Kinder Morgan and Kinder Morgan Delaware, primarily related to reduction of duplicative operating, general and administrative expenses.

The unaudited pro forma combined financial statements should be read in conjunction with the historical financial statements, including the related notes and "Management's Discussion and Analysis of Financial Condition and Results of Operations" of Kinder Morgan, which are included in the (i) Annual Report on Form 10-K for the year ended December 31, 1998 and (ii) Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

The historical results of operations of Kinder Morgan reflect its acquisition of MidCon Corp. on January 30, 1998, and include the results of operations of MidCon Corp. beginning with January 30, 1998.

KINDER MORGAN, INC.
UNAUDITED PRO FORMA COMBINED BALANCE SHEET
SEPTEMBER 30, 1999
(In thousands)

                                     Historical                                         Pro Forma
                              ------------------------  --------------------------------------------------------------------------
                                             Kinder       Purchase of Kinder Morgan    Discontinued  Sales of Assets
                                             Morgan               Delaware              Operations       to KMEP
                                                        ----------------------------
                             K N Energy    Delaware     Adjustments      Combined    Adjustments(c) Adjustments(d)     Combined
                             ----------- ------------  --------------------------------------------------------------------------
ASSETS:
Current Assets:
Cash and Cash Equivalents     $   22,459   $      435   $              $   22,894     $              $               $   22,894
Restricted Deposits                7,461                                    7,461                                         7,461
Accounts Receivable              660,988        8,680                     669,668                       (6,118)         663,550
Inventories                      134,209                                  134,209                         (963)         133,246
Gas Imbalances                    84,477                                   84,477                      (11,957)          72,520
Other                             51,265        3,399                      54,664                          387           55,051
                              ----------   ----------   ----------     ----------     ----------     ---------       ----------
                                 960,859       12,514            -        973,373              -       (18,651)         954,722
                              ----------   ----------   ----------     ----------     ----------     ---------       ----------
Investments:
Investment in Kinder
   Morgan Energy Partners                      45,421    1,241,248(a)   1,286,669                      406,500        1,693,169
Other Investments                257,570                                  257,570                      (75,410)         182,160
                              ----------   ----------   ----------     ----------     ----------     ---------       ----------
                                 257,570       45,421    1,241,248      1,544,239              -       331,090        1,875,329
                              ----------   ----------   ----------     ----------     ----------     ---------       ----------

Net Property, Plant
   And Equipment               6,887,022            -            -      6,887,022              -      (523,704)       6,363,318
                              ----------   ----------   ----------     ----------     ----------     ---------       ----------

Deferred Charges and Other
   Assets                        246,690        5,890                     252,580                      (28,634)         223,946
                              ----------   ----------   ----------     ----------     ----------     ---------       ----------
Total Assets                  $8,352,141   $   63,825   $1,241,248     $9,657,214     $        -     $(239,899)      $9,417,315
                              ==========   ==========   ==========     ==========     ==========     =========       ==========

LIABILITIES AND STOCKHOLDERS' EQUITY:
Current Liabilities:
Current Maturities of
   Long-term Debt             $    7,167   $            $              $    7,167     $              $              $    7,167
Notes Payable                    578,700      148,600                     727,300                     (330,000)        397,300
Accounts Payable                 543,811        2,522                     546,333                       (1,574)        544,759
Accrued Taxes                     28,474                                   28,474                       54,703          83,177
Gas Imbalances                    68,925                                   68,925                       (7,888)         61,037
Payable for Purchase of
   Thermo Companies               43,762                                   43,762                                       43,762
Other                            201,385        8,465        3,000(a)     212,850        539,545        (9,112)        743,283
                              ----------   ----------   ----------     ----------     ----------     ---------      ----------
                               1,472,224      159,587        3,000      1,634,811        539,545      (293,871)      1,880,485
                              ----------   ----------   ----------     ----------     ----------     ---------      ----------
Deferred Liabilities, Credits
   and Reserves:
Deferred Income Taxes          1,696,908                   463,238(b)   2,160,146       (206,646)      (39,691)      1,913,809
Other                            321,354                                  321,354                       (7,195)        314,159
                              ----------   ----------   ----------     ----------     ----------     ---------      ----------
                               2,018,262            -      463,238      2,481,500       (206,646)      (46,886)      2,227,968
                              ----------   ----------   ----------     ----------     ----------     ---------      ----------

Long-term Debt                 3,298,484            -            -      3,298,484              -             -       3,298,484
                              ----------   ----------   ----------     ----------     ----------     ---------      ----------

KMI-Obligated Mandatorily
   Redeemable Preferred
   Capital Trust Securities      275,000            -            -        275,000              -             -         275,000
                              ----------   ----------   ----------     ----------     ----------     ---------      ----------

Minority Interests in
   Equity of Subsidiaries         64,213            -            -         64,213              -             -          64,213
                              ----------   ----------   ----------     ----------     ----------     ---------      ----------

Stockholders' Equity:
Common Stock                     354,837                   208,417(a)     563,254                                      563,254
Additional Paid-in
   Capital                       731,199                   470,831(a)   1,202,030                                    1,202,030
Retained Earnings (deficit)      141,663      (95,762)      95,762(a)     141,663       (332,899)      100,858         (90,378)
Other                             (3,741)                                 (3,741)                                       (3,741)
                              ----------   ----------   ----------     ----------     ----------     ---------      ----------
Total Common Stockholders'
   Equity                      1,223,958      (95,762)     775,010      1,903,206       (332,899)      100,858       1,671,165
                              ----------   ----------   ----------     ----------     ----------     ---------      ----------
Total Liabilities and
   Stockholders' Equity       $8,352,141   $   63,825   $1,241,248     $9,657,214     $        -     $(239,899)     $9,417,315
                              ==========   ==========   ==========     ==========     ==========     =========      ==========

See Notes to Unaudited Pro Forma Combined Financial Statements.

KINDER MORGAN, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME FROM CONTINUING
OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999
(In thousands, except per share amounts)

                                  Historical                                          Pro Forma
                            ------------------------   -------------------------------------------------------------------------
                                           Kinder       Purchase of Kinder Morgan    Discontinued   Sales of Assets
                                           Morgan               Delaware              Operations        to KMEP
                                                       ---------------------------
                            K N Energy    Delaware     Adjustments      Combined    Adjustments(c)  Adjustments(g)    Combined
                            ------------------------   -------------------------------------------------------------------------

Operating Revenues          $3,704,018   $44,396       $       -      $3,748,414    $(2,966,681)    $ (45,243)       $ 736,490
                            ----------   -------       ---------      ----------    -----------     ---------        ---------

Operating Costs and
   Expenses:
Gas purchases and other
   costs of sales            2,995,953                                 2,995,953     (2,850,870)        6,349          151,432
Operations and maintenance     303,762     1,706                         305,468       (114,373)      (23,034)         168,061
Depreciation and amortization  147,993       769          22,275(e)      171,037        (31,075)      (15,364)         124,598
Taxes other than income taxes   41,274                                    41,274         (8,130)       (3,434)          29,710
Merger-related and
   severance costs              10,962                                    10,962              -             -           10,962
                             ---------   -------       ---------      ----------    -----------     ---------        ---------
Total Operating Costs
   and Expenses              3,499,944     2,475          22,275       3,524,694     (3,004,448)      (35,483)         484,763
                            ----------   -------       ---------      ----------    -----------     ---------        ---------

Operating Income               204,074    41,921         (22,275)        223,720         37,767        (9,760)         251,727
                            ----------   -------       ---------      ----------    -----------     ---------        ---------

Other Income
   and (Deductions):
Interest expense              (210,505)   (7,717)                       (218,222)        21,338        13,357         (183,527)
Minority interests             (16,789)                                  (16,789)        (1,837)            -          (18,626)
Other, net                      36,607       110                          36,717          6,573           361           43,651
                            ----------   -------       ---------      ----------    -----------     ---------        ---------
Total Other Income and
   Deductions                 (190,687)   (7,607)                       (198,294)        26,074        13,718         (158,502)
                            ----------   -------       ---------      ----------    -----------     ---------        ---------

Income from continuing
   operations before
   income taxes                 13,387    34,314         (22,275)         25,426         63,841         3,958           93,225
Income taxes                     5,221    13,195          (8,687)(f)       9,729         29,833         1,505           41,067
                            ----------   -------       ---------      ----------    -----------     ---------        ---------

Income from continuing
   operations                    8,166    21,119         (13,588)         15,697         34,008         2,453           52,158
Less-preferred stock dividends     129                                       129                                           129
Less-premium paid on
   preferred stock redemptions     350                                       350                                           350
                            ----------   -------       ---------      ----------    -----------     ---------        ---------

Income from continuing
   operations available for
   common stock             $    7,687   $21,119       $ (13,588)     $   15,218    $    34,008     $   2,453        $  51,679
                            ==========   =======       =========      ==========    ===========     =========        =========

Number of shares used in
   computing basic earnings
   per common share             70,363                    41,683(a)      112,046        112,046       112,046          112,046
                            ==========                 =========      ==========    ===========     =========        =========

Basic earnings per common
   share from continuing
   operations               $     0.11                                $     0.14    $      0.30     $    0.02        $    0.46
                            ==========                                ==========    ===========     =========        =========
Number of shares used in
   computing diluted earnings
   per common share             70,441                    41,683(a)      112,124        112,124       112,124          112,124
                            ==========                 =========      ==========    ===========     =========        =========

Diluted earnings per
   common share  from
   continuing operations    $     0.11                                $     0.14    $      0.30     $    0.02        $    0.46
                            ==========                                ==========    ===========     =========        =========


See Notes to Unaudited Pro Forma Combined Financial Statements.

KINDER MORGAN, INC.
UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME FROM CONTINUING
OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1998
(In thousands, except per share amounts)

                               Historical                                              Pro Forma
                      ----------------------------   ----------------------------------------------------------------------------
                                        Kinder         Purchase of Kinder Morgan    Discontinued   Sales of Assets
                                        Morgan                 Delaware              Operations        to KMEP
                                                     ----------------------------
                       K N Energy      Delaware      Adjustments       Combined    Adjustments(c)   Adjustments(g)     Combined
                      -------------  -------------   ----------------------------------------------------------------------------

Operating Revenues    $4,387,843     $37,575         $       -      $4,425,418     $(3,030,982)    $ (67,642)       $1,326,794
                      ----------     -------         ---------      ----------     -----------     ---------        ----------

Operating Costs and
   Expenses:
Gas purchases and
   other costs of
   sales               3,400,044                                     3,400,044      (2,888,289)       13,574           525,329
Operations and
   maintenance           390,883         877                           391,760        (165,935)      (27,634)          198,191
Depreciation and
   amortization          195,916         603            29,700(e)      226,219         (40,554)      (19,474)          166,191
Taxes other than
   income taxes           50,686                                        50,686         (10,624)       (4,308)           35,754
Merger-related and
   severance costs         5,763                                         5,763              -           (993)            4,770
                      ----------     -------         ---------      ----------     -----------     ---------        ----------
Total Operating
   Costs and Expenses  4,043,292       1,480            29,700       4,074,472      (3,105,402)      (38,835)          930,235
                      ----------     -------         ---------      ----------     -----------     ---------        ----------

Operating Income         344,551      36,095           (29,700)        350,946          74,420       (28,807)          396,559
                      ----------     -------         ---------      ----------     -----------     ---------        ----------

Other Income
   and (Deductions):
Interest expense        (247,180)     (4,507)                         (251,687)         38,913        19,503          (193,271)
Minority interests       (16,167)                                      (16,167)         (3,229)                        (19,396)
Other, net                17,057         740                            17,797          11,294        (3,097)           25,994
                        --------     -------         ---------      ----------     -----------     ---------        ----------
Total Other Income and
   Deductions           (246,290)     (3,767)                -        (250,057)         46,978        16,406          (186,673)
                      ----------     -------         ---------      ----------     -----------     ---------         ---------

Income from continuing
   operations before
   income taxes           98,261      32,328           (29,700)        100,889         121,398       (12,401)          209,886
Income taxes              38,272      11,661           (11,583)(f)      38,350          47,285        (4,824)           80,811
                      ----------     -------         ---------      ----------     -----------     ---------        ----------

Income from continuing
   operations             59,989      20,667           (18,117)         62,539          74,113        (7,577)          129,075
Less-preferred stock
   dividends                 350                                           350                                             350
                      ----------     -------         ---------      ----------     -----------     ---------        ----------

Income from continuing
   operations available
   for common stock   $   59,639     $20,667         $ (18,117)     $   62,189     $    74,113     $  (7,577)       $  128,725
                      ==========     =======         =========      ==========     ===========     =========        ==========

Number of shares used
   in computing basic
   earnings per common
   share                  64,021                       41,683 (a)      105,704         105,704       105,704           105,704
                      ==========                     ========       ==========     ===========     =========        ==========

Basic earnings per common
   share from continuing
   operations         $     0.93                                    $     0.59     $      0.70     $   (0.07)       $     1.22
                      ==========                                    ==========     ===========     =========        ==========

Number of shares used in
   computing diluted earnings
   per common share       64,636                       41,683 (a)      106,319         106,319       106,319           106,319
                      ==========                     ========       ==========     ===========     =========        ==========

Diluted earnings per
   common share
   from continuing
   operations         $     0.92                                    $     0.58     $      0.70     $   (0.07)       $     1.21
                      ==========                                    ==========     ===========     =========        ==========

See Notes to Unaudited Pro Forma Combined Financial Statements.

                  NOTES TO UNAUDITED PRO FORMA
                  COMBINED FINANCIAL STATEMENTS

a)   The adjustment to the investment in Kinder Morgan Energy
  Partners ("KMEP") was derived as follows:

                                                                                                                   (Thousands)
                                                                                                                  -------------
   41,483,328 shares of Kinder Morgan Common Stock Issued in the Acquisition at $16.2625 per Share
     Common Stock - $5.00 Par Value                                                                                $   207,417
     Additional Paid-in Capital                                                                                        467,206
   Estimated Fees and Expenses to Complete the Acquisition:
     Fees and Expenses Paid in Cash                                                                                      3,000
     Fees Paid by Issuance of 200,000 Shares of Kinder Morgan Common Stock at $23.125 per Share
       Common Stock - $5.00 Par Value                                                                                    1,000
       Additional Paid-in Capital                                                                                        3,625
   Elimination of Retained Earnings Deficit of Kinder Morgan Delaware as of September 30, 1999                          95,762
   Deferred Income Taxes (see Note b)                                                                                  463,238
                                                                                                                   -----------
                                                                                                                   $ 1,241,248
                                                                                                                   ===========

  The $16.2625 per share price used to value Kinder Morgan Common Stock issued in the merger was determined by calculating the average closing price for Kinder Morgan Common Stock on the NYSE for the five business days before and after July 8, 1999, the date the terms of the merger were announced. The $23.125 per share price used to value Kinder Morgan Common Stock issued in payment of fees was determined as the average of the high and low prices of Kinder Morgan Common Stock on October 7, 1999, the date the merger was effective.

  Kinder Morgan's preliminary allocation of purchase price to assets acquired and liabilities assumed reflects the assumption that current assets and current liabilities, other than the investment in KMEP, are carried at historical amounts which approximate their fair market value. The excess of the purchase price over Kinder Morgan Delaware's share of the underlying equity in the net assets of KMEP, calculated as of September 30, 1999, has been fully allocated to the Kinder Morgan Delaware investment in KMEP, reflecting the estimated fair market value of this investment.

b) Represents deferred income taxes, utilizing a 39% effective tax rate, calculated on the excess of Kinder Morgan's initial investment over Kinder Morgan Delaware's share of the underlying equity in the net assets of KMEP.

c) Adjustments to reflect the discontinuation of certain lines of business by Kinder Morgan in the fourth quarter of 1999.

d) Adjustments to reflect the December 31, 1999 sale by Kinder Morgan to KMEP of (i) Kinder Morgan Interstate Gas Transmission LLC (formerly K N Interstate Gas Transmission Co.), (ii) Kinder Morgan's 1/3 interest in Trailblazer Pipeline Company and (iii) Kinder Morgan's 49% interest in Red Cedar Gathering Co. Proceeds from the sale were $330 million in cash (used to reduce short-term borrowings, see Note g) and 9,810,000 KMEP Limited Partner Units (valued at $41.44 per unit).

e) Represents amortization of the excess of Kinder Morgan's initial investment over Kinder Morgan Delaware's share of the underlying equity in the net assets of KMEP, calculated using the straight-line method over 44 years (approximately the estimated remaining useful life of the assets of KMEP).

f) Represents income tax expense calculated by applying a 39% effective tax rate to the pre-tax pro forma adjustments.

g) Adjustments to reflect the sale by Kinder Morgan of certain assets to KMEP (See Note d), including (i) reductions in interest expense at historical average short-term interest rates of 5.91% and 5.40% for the year ended December 31, 1998 and the nine months ended September 30, 1999, respectively, resulting from application of the $330 million of cash proceeds, (ii) the removal from Kinder Morgan's income statement of the results of operations of the assets sold to KMEP and (iii) as an addition to operating revenues, the incremental earnings accruing to Kinder Morgan (as a result of its general and limited partner interests) due to (a) the increased level of earnings and cash flows at KMEP attributable to the acquired assets and (b) Kinder Morgan's increased limited partner interest resulting from the KMEP Limited Partner Units received as a portion of the consideration from the sale. As a result of this sale, Kinder Morgan recorded a pre-tax gain of $158 million, which is not reflected in the accompanying Unaudited Pro Forma Combined Statements of
  Income from Continuing Operations.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 KINDER MORGAN, INC.



     Dated: February 4, 2000     By: /s/   JOSEPH LISTENGART
                                 -----------------------------
                                 Joseph Listengart
                                 Vice President and General
                                 Counsel

                         EXHIBIT INDEX

     Exhibit
     Number              Description

     2.1                 Contribution Agreement, dated as
                         of December 30, 1999, by and among the
                         Company, NGPL, KNGG, KMGP and
                         KMEP (incorporated by reference
                         from Exhibit 99.1 to the
                         Company's Current Report on
                         Form  8-K filed January 14,
                         2000).

     99.1                Portions of the Press Release of the
                         Company issued January 20, 2000.